SUBJECT TO REVISION
SERIES TERM SHEET DATED MAY 28, 2002




                       Confidential Information Memorandum


                           $760,000,000 (APPROXIMATE)


                                [GRAPHIC OMITTED]

                      VANDERBILT MORTGAGE AND FINANCE, INC.
                               SELLER AND SERVICER


                        VANDERBILT ACQUISITION LOAN TRUST
                                     (VALT)
                          MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 2002-1


                                  MAY 28, 2002







                                  CREDIT|FIRST
                                 SUISSE|BOSTON

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


DISCLAIMER

     Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Vanderbilt Acquisition Loan Trust (VALT) Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2002-1. The Series Term Sheet has been prepared by Vanderbilt Mortgage and Finance, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

     Neither Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc., SunTrust Capital Markets, Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This sheet nor the cover sheet are part of the Series Term Sheet.


     A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.













CREDIT|FIRST
SUISSE|BOSTON                                                                i

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

    OFFERED CERTIFICATES


                    Class A-1      Class A-2      Class A-3      Class A-4     Class A-5      Class M-1   Class B-1   Class B-2
---------------------------------------------------------------------------------------------------------------------------------

Amount:             $279,514,000   $134,129,000   $120,351,000   $98,006,000   $32,000,000    $32,000,000 $32,000,000 $32,000,000

Type:                  Fixed         Fixed          Fixed         Fixed         Fixed         Fixed        Fixed       Fixed

Coupon:               [TBD]%         [TBD]%        [TBD]%        [TBD]%        [TBD]%         [TBD]%      [TBD]%      [TBD]%

Approx. Price:        [TBD]%         [TBD]%        [TBD]%        [TBD]%        [TBD]%         [TBD]%      [TBD]%      [TBD]%

Yield (%):            [TBD]%         [TBD]%        [TBD]%        [TBD]%        [TBD]%         [TBD]%      [TBD]%      [TBD]%

Spread (bps):          [TBD]         [TBD]          [TBD]         [TBD]         [TBD]         [TBD]        [TBD]       [TBD]

Avg Life               1.00           3.00          5.00          9.64          12.46          9.28        7.00        11.56
(To Call):

Avg Life               1.00           3.00          5.00          9.71          15.46          9.87        7.00        15.02
(To Mat):

1st Prin Pymt          7/02           9/04          4/06          5/09          12/14         11/07        11/07       7/11
(To Call):

Last Prin Pymt         9/04           4/06          5/09          12/14         12/14         12/14        7/11        12/14
(To Call):

Last Prin Pymt         9/04           4/06          5/09          2/16          3/20           3/20        7/11        12/23
(To Mat):

Stated Mat:            1/13          10/18          9/23          5/27          5/32*         5/32*        5/21        5/32*

Expected              6/21/02       6/21/02        6/21/02       6/21/02       6/21/02     6  /21/02      6/21/02     6/21/02
Settlement:

Payment Delay:        6 days         6 days        6 days        6 days        6 days         6 days      6 days      6 days

Interest Payment      30/360         30/360        30/360        30/360        30/360         30/360      30/360      30/360
Basis:

Dated Date:           6/1/02         6/1/02        6/1/02        6/1/02        6/1/02         6/1/02      6/1/02      6/1/02

Ratings               Aaa/AAA       Aaa/AAA        Aaa/AAA       Aaa/AAA       Aa2/AA          A2/A      Baa2/BBB    Baa2/BBB
(Moody's/S&P):

Pricing Date:           TBD           TBD            TBD           TBD           TBD           TBD          TBD         TBD

Prepayment Speed:    225% MHP       225% MHP      225% MHP      225% MHP       225% MHP       225% MHP    225% MHP    225% MHP
---------------------------------------------------------------------------------------------------------------------------------
*Longest dated contract maturity





     The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston, Bear, Stearns & Co., Inc. or SunTrust Capital Markets, Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston, Bear, Stearns & Co., Inc. and SunTrust Capital Markets, Inc. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT|FIRST
SUISSE|BOSTON                                                                1

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Title of Securities             Vanderbilt Acquisition Loan Trust (VALT)
                                 Manufactured Housing Contract, Senior/Subordinate
                                 Pass-Through Certificates, Series 2002-1

                                 Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class
                                 B-1, and Class B-2 are fixed rate certificates.

 Seller                          Vanderbilt Mortgage and Finance, Inc.

 Servicer                        Vanderbilt Mortgage and Finance, Inc.

 Sub-Servicer                    21st Mortgage Corporation

 Underwriters                    Credit Suisse First Boston Corporation (Lead Manager)
                                 Bear, Stearns & Co., Inc. (Co-Manager)
                                 SunTrust Capital Markets, Inc. (Co-Manager)

 Trustee                         The JP Morgan Chase Bank

 Collateral                      $800,000,000 (approximate) of fixed rate manufactured housing contracts and loans, except for 1.93% of the loans that are adjustable rate contracts.  Approximately 92% of the collateral for this transaction was acquired from Associates Financial in December of 2001.

 Credit Enhancement              1.     Overcollateralization
                                 2.     Excess interest
                                 2.     Subordination
                                 3.     Limited Guaranty of Clayton Homes, Inc. (Class B-2 only)

 Overcollateralization           The initial overcollateralization will be 5.00%  of the initial collateral balance building to a target overcollateralization of 8.00%
                                 of the initial collateral balance.  For any distribution date on or after the cross over date of July 2007, the target
                                 overcollateralization will be the lesser of 8.00% of the initial collateral balance and 14.00% of the current outstanding collateral balance, but not less than 1.00% of the initial collateral balance.

 Excess Interest                 Excess interest cashflows will be available as credit enhancement.

 Total Deal Size                 $760,000,000 (approximate)

 Subordination

                                                           Rating           Target          Initial
                                Class                   (Moody's/S&P)    Subordination   Subordination
                               --------------------------------------------------------------------------
                                Class A-1 - A-4            Aaa/AAA          24.00%           21.00%
                                Class A-5                  Aa2/AA           20.00%           17.00%
                                Class M-1                   A2/A            16.00%           13.00%
                                Class B-1                 Baa2/BBB          12.00%           9.00%
                                Class B-2                 Baa2/BBB           8.00%           5.00%
                                Overcollateralization                   5.00% => 8.00%
                               --------------------------------------------------------------------------


CREDIT|FIRST
SUISSE|BOSTON                                                                2


                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------



 Class Sizes

                                                             Rating
                                Class                     (Moody's/S&P)      Class Size
                               -------------------------------------------------------------
                                Class A-1 - A-4              Aaa/AAA           79.00%
                                Class A-5                    Aa2/AA            4.00%
                                Class M-1                     A2/A             4.00%
                                Class B-1                   Baa2/BBB           4.00%
                                Class B-2 (Clayton  gty)    Baa2/BBB           4.00%
                               -------------------------------------------------------------


 Maximum Rate                    Remittance rates on the A-1, A-2, A-3, A-4, A-5, M-1, B-1 and B-2
                                 Certificates are subject to a maximum rate equal to (a) the weighted average contract rate of the contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of 1.25%.

 Servicing Fee                   For as long as Vanderbilt is the servicer, the servicing fee of 1.25%
                                 per annum is subordinate to the Offered Certificates on a monthly basis.

 Cleanup Call                    The Seller may call the Certificates at par plus accrued interest after the remaining pool balance is less than 10% of the Cut-off-Date pool principal balance.

 Remittance Date                 The 7th day of each month or, if such day is not a business day, the next succeeding business day, beginning in July 2002.

 Interest Accrual                For the Class A-1, A-2, A-3, A-4, A-5, M-1, B-1 and B-2 interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month.  Interest is calculated using a 30/360 day count.

 ERISA Considerations            All classes of certificates are expected to be ERISA eligible.
                                 However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

 Prospectus                      The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus").
                                 Complete information with respect to the Certificates and the
                                 Collateral is contained in the Prospectus.  The foregoing is qualified in its entirety by the information appearing in the Prospectus, the
                                 Prospectus shall govern in all respects.  Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.










CREDIT|FIRST
SUISSE|BOSTON                                                                3


                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------




 Cashflow Priority               CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE MET:

                                 1.  Current interest and any previously unreimbursed interest to Classes
                                     A-1 through A-4;
                                 2.  The Class A percentage of the Formula Principal Distribution Amount sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;
                                 3.  Current interest and any previously unreimbursed interest to Class
                                     A-5 Certificates;
                                 4.  Remaining Class A percentage of the Formula Principal Distribution
                                     Amount to Class A-5 until such class is reduced to zero;
                                 5.  Current interest and any previously unreimbursed interest to Class
                                     M-1 Certificates;
                                 6.  Mezzanine percentage of  the Formula Principal Distribution Amount to Class M-1 until such class is reduced to zero;
                                 7.  Current interest and any previously unreimbursed interest to Class
                                     B-1 Certificates;
                                 8.  Class B percentage of the Formula Principal Distribution Amount to
                                     Class B-1 until such class is reduced to zero;
                                 9.  Current interest and any previously unreimbursed interest to Class
                                     B-2 Certificates;
                                 10. Remaining Formula Principal Distribution Amount to Class B-2 until such class is reduced to zero;
                                 11. The amount of any principal reimbursement to Clayton Homes for
                                     Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;
                                 12. As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                                 13. Until the Required Overcollateralization Amount is reached, any remaining Available Distribution Amount to fund any Accelerated
                                     Principal Payment in the same order of priority as the Formula
                                     Principal Distribution Amount;
                                 14. Any remainder to the Class R Certificates.



CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4       CLASS A-5
(Aaa/AAA)       (Aaa/AAA)       (Aaa/AAA)       (Aaa/AAA)       (Aa2/AA)
------------------------------------------------------------------------

                                              CLASS M-1 (A2/A)

5-YEAR LOCKOUT                       -----------------------------------

                                     CLASS B-1                CLASS B-2
                                     (Baa2/BBB)               (Baa2/BBB)
------------------------------------------------------------------------






CREDIT|FIRST
SUISSE|BOSTON                                                                4

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------



 Cashflow Priority               CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE NOT MET:

                                 1.  Current interest and any previously unreimbursed interest to Classes
                                     A-1 through A-4;
                                 2.  100% of the Formula Principal Distribution Amount sequentially to
                                     Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;
                                 3.  Current interest and any previously unreimbursed interest to Class
                                     A-5 Certificates;
                                 4.  100% of remaining formula principal payments to Class A-5 until such
                                     Class is reduced to zero;
                                 5.  Current interest and any previously unreimbursed interest to Class
                                     M-1 Certificates;
                                 6.  100% of remaining formula principal payments to Class M-1 until such
                                     Class is reduced to zero;
                                 7.  Current interest and any previously unreimbursed interest to Class
                                     B-1 Certificates;
                                 8.  100% of remaining formula principal payments to Class B-1 until such
                                     Class is reduced to zero;
                                 9.  Current interest and any previously unreimbursed interest to Class
                                     B-2 Certificates;
                                 10. 100% of remaining formula principal payments to Class B-2 until such
                                     Class is reduced to zero;
                                 11. The amount of any principal reimbursement to Clayton Homes for
                                     Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;
                                 12. So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                                 13. Until the Required Overcollateralization Amount is reached, any remaining Available Distribution Amount to fund any Accelerated
                                     Principal Payment in the same order of priority as the Formula
                                     Principal Distribution Amount;
                                 14. Any remainder to the Class R Certificates.


----------------------------------------------------------------------------------------------

CLASS A-1   CLASS A-2   CLASS A-3   CLASS A-4   CLASS A-5   CLASS M-1   CLASS B-1   CLASS B-2
(Aaa/AAA)   (Aaa/AAA)   (Aaa/AAA)   (Aaa/AAA)   (Aa2/AA)    (A2/A)      (Baa2/BBB)  (Baa2/BBB)

----------------------------------------------------------------------------------------------


 Distribution Tests              THE CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE MET IF:

                                 1. Remittance Date is on or after July 2007
                                 2. Class M-1 Percentage, Class B Percentage and the
                                    overcollateralization is at least [29.75]% (which is 1.75  times the sum of the original Class M-1 Percentage, the original Class B
                                    Percentage and the initial overcollateralization percentage)
                                 3. Cumulative Realized Losses do not exceed [9.00]% for year 2007,
                                    [10.00]% for year 2008, and [11.00]% for year 2009 and beyond of the
                                    Original Principal Balance of the Contracts
                                 4. Current Realized Loss Ratio does not exceed [3.50]%
                                 5. Average 60 Day Delinquency Ratio does not exceed  [6.00]%
                                 6. Class B-2 Principal Balance must not be less than $[16,000,000]
                                    (which represents approximately 2% of the Total Original Collateral
                                    Balance).

 Further Information             Call the ABS trading desk at (212) 325-2747, John Herbert at
                                 (212) 325-2412, Susan Menkhaus at (212) 325-3475,  Matthew Monaco at
                                 (212) 325-9081, or Jesse Sable at (212) 325-1504 with questions.

CREDIT|FIRST
SUISSE|BOSTON                                                                5

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


CLASS A-1 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $279,514,000.00      Delay               6
Coupon              3.26                 Dated               6/1/2002
Settle              6/21/2002            First Payment       7/7/2002
--------------------------------------------------------------------------------------------------------------------------


Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.750000                   3.447               3.466               3.485               3.504               3.524
99.765625                   3.434               3.451               3.469               3.486               3.504
99.781250                   3.421               3.437               3.453               3.469               3.485
99.796875                   3.408               3.422               3.436               3.451               3.466
99.812500                   3.394               3.407               3.420               3.433               3.446
99.828125                   3.381               3.393               3.404               3.415               3.427
99.843750                   3.368               3.378               3.388               3.398               3.408
99.859375                   3.355               3.363               3.372               3.380               3.389
99.875000                   3.342               3.348               3.355               3.362               3.369
99.890625                   3.329               3.334               3.339               3.345               3.350
99.906250                   3.315               3.319               3.323               3.327               3.331
99.921875                   3.302               3.304               3.307               3.309               3.311
99.937500                   3.289               3.290               3.291               3.291               3.292
99.953125                   3.276               3.275               3.274               3.274               3.273
99.968750                   3.263               3.260               3.258               3.256               3.254
99.984375                   3.250               3.246               3.242               3.238               3.234
100.000000                  3.236               3.231               3.226               3.221               3.215
100.015625                  3.223               3.217               3.210               3.203               3.196
100.031250                  3.210               3.202               3.194               3.185               3.177
100.046875                  3.197               3.187               3.177               3.168               3.158
100.062500                  3.184               3.173               3.161               3.150               3.138
100.078125                  3.171               3.158               3.145               3.132               3.119
100.093750                  3.158               3.143               3.129               3.115               3.100
100.109375                  3.144               3.129               3.113               3.097               3.081
100.125000                  3.131               3.114               3.097               3.079               3.062
100.140625                  3.118               3.100               3.081               3.062               3.042
100.156250                  3.105               3.085               3.065               3.044               3.023
100.171875                  3.092               3.070               3.049               3.026               3.004
100.187500                  3.079               3.056               3.032               3.009               2.985
100.203125                  3.066               3.041               3.016               2.991               2.966
100.218750                  3.053               3.027               3.000               2.974               2.947
100.234375                  3.040               3.012               2.984               2.956               2.927
100.250000                  3.026               2.997               2.968               2.938               2.908

--------------------------------------------------------------------------------------------------------------------------
WAL                         1.24                 1.11                1.00                0.91                0.84
Principal Window        Jul02 - Apr05       Jul02 - Dec04       Jul02 - Sep04       Jul02 - Jul04       Jul02 - May04
--------------------------------------------------------------------------------------------------------------------------


CREDIT|FIRST
SUISSE|BOSTON                                                                6

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


CLASS A-2 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $134,129,000.00      Delay               6
Coupon              4.86                 Dated               6/1/2002
Settle              6/21/2002            First Payment       7/7/2002
--------------------------------------------------------------------------------------------------------------------------


Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.750000                   4.960               4.966               4.971               4.977               4.983
99.765625                   4.956               4.961               4.966               4.971               4.976
99.781250                   4.951               4.955               4.960               4.965               4.969
99.796875                   4.946               4.950               4.954               4.958               4.962
99.812500                   4.942               4.945               4.948               4.952               4.956
99.828125                   4.937               4.940               4.943               4.946               4.949
99.843750                   4.932               4.935               4.937               4.940               4.942
99.859375                   4.927               4.929               4.931               4.933               4.935
99.875000                   4.923               4.924               4.926               4.927               4.928
99.890625                   4.918               4.919               4.920               4.921               4.922
99.906250                   4.913               4.914               4.914               4.914               4.915
99.921875                   4.909               4.908               4.908               4.908               4.908
99.937500                   4.904               4.903               4.903               4.902               4.901
99.953125                   4.899               4.898               4.897               4.896               4.895
99.968750                   4.894               4.893               4.891               4.889               4.888
99.984375                   4.890               4.888               4.885               4.883               4.881
100.000000                  4.885               4.882               4.880               4.877               4.874
100.015625                  4.880               4.877               4.874               4.871               4.867
100.031250                  4.876               4.872               4.868               4.865               4.861
100.046875                  4.871               4.867               4.863               4.858               4.854
100.062500                  4.866               4.862               4.857               4.852               4.847
100.078125                  4.861               4.856               4.851               4.846               4.840
100.093750                  4.857               4.851               4.845               4.840               4.834
100.109375                  4.852               4.846               4.840               4.833               4.827
100.125000                  4.847               4.841               4.834               4.827               4.820
100.140625                  4.843               4.835               4.828               4.821               4.813
100.156250                  4.838               4.830               4.823               4.815               4.807
100.171875                  4.833               4.825               4.817               4.808               4.800
100.187500                  4.829               4.820               4.811               4.802               4.793
100.203125                  4.824               4.815               4.805               4.796               4.786
100.218750                  4.819               4.809               4.800               4.790               4.780
100.234375                  4.814               4.804               4.794               4.783               4.773
100.250000                  4.810               4.799               4.788               4.777               4.766

--------------------------------------------------------------------------------------------------------------------------
WAL                         3.71                 3.32                3.00                2.73                2.50
Principal Window        Apr05 - Mar07       Dec04 - Sep06       Sep04 - Apr06       Jul04 - Dec05       May04 - Sep05
--------------------------------------------------------------------------------------------------------------------------




CREDIT|FIRST
SUISSE|BOSTON                                                                7

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


CLASS A-3 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $120,351,000.00      Delay               6
Coupon              5.7                  Dated               6/1/2002
Settle              6/21/2002            First Payment       7/7/2002
--------------------------------------------------------------------------------------------------------------------------


Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.750000                   5.797               5.801               5.805               5.809               5.813
99.765625                   5.794               5.797               5.801               5.805               5.808
99.781250                   5.791               5.794               5.797               5.801               5.804
99.796875                   5.788               5.791               5.794               5.797               5.799
99.812500                   5.785               5.788               5.790               5.793               5.795
99.828125                   5.782               5.784               5.786               5.788               5.790
99.843750                   5.779               5.781               5.783               5.784               5.786
99.859375                   5.777               5.778               5.779               5.780               5.781
99.875000                   5.774               5.774               5.775               5.776               5.777
99.890625                   5.771               5.771               5.771               5.772               5.772
99.906250                   5.768               5.768               5.768               5.768               5.768
99.921875                   5.765               5.765               5.764               5.764               5.763
99.937500                   5.762               5.761               5.760               5.759               5.759
99.953125                   5.759               5.758               5.757               5.755               5.754
99.968750                   5.756               5.755               5.753               5.751               5.750
99.984375                   5.753               5.751               5.749               5.747               5.745
100.000000                  5.750               5.748               5.746               5.743               5.741
100.015625                  5.748               5.745               5.742               5.739               5.736
100.031250                  5.745               5.742               5.738               5.735               5.731
100.046875                  5.742               5.738               5.734               5.731               5.727
100.062500                  5.739               5.735               5.731               5.726               5.722
100.078125                  5.736               5.732               5.727               5.722               5.718
100.093750                  5.733               5.728               5.723               5.718               5.713
100.109375                  5.730               5.725               5.720               5.714               5.709
100.125000                  5.727               5.722               5.716               5.710               5.704
100.140625                  5.724               5.719               5.712               5.706               5.700
100.156250                  5.721               5.715               5.709               5.702               5.695
100.171875                  5.719               5.712               5.705               5.698               5.691
100.187500                  5.716               5.709               5.701               5.693               5.686
100.203125                  5.713               5.705               5.698               5.689               5.682
100.218750                  5.710               5.702               5.694               5.685               5.677
100.234375                  5.707               5.699               5.690               5.681               5.673
100.250000                  5.704               5.696               5.687               5.677               5.668

--------------------------------------------------------------------------------------------------------------------------
WAL                         6.68                 5.75                5.00                4.40                3.96
Principal Window        Mar07 - Aug11       Sep06 - May10       Apr06 - May09       Dec05 - Jun08       Sep05 - Apr07
--------------------------------------------------------------------------------------------------------------------------



CREDIT|FIRST
SUISSE|BOSTON                                                                8

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


CLASS A-4 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $98,006,000.00       Delay               6
Coupon              6.61                 Dated               6/1/2002
Settle              6/21/2002            First Payment       7/7/2002
--------------------------------------------------------------------------------------------------------------------------


Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.750000                   6.719               6.720               6.722               6.724               6.726
99.765625                   6.717               6.718               6.720               6.721               6.724
99.781250                   6.715               6.716               6.717               6.719               6.721
99.796875                   6.713               6.714               6.715               6.716               6.718
99.812500                   6.711               6.712               6.713               6.714               6.715
99.828125                   6.709               6.710               6.711               6.711               6.713
99.843750                   6.707               6.708               6.708               6.709               6.710
99.859375                   6.705               6.706               6.706               6.706               6.707
99.875000                   6.703               6.704               6.704               6.704               6.704
99.890625                   6.702               6.702               6.702               6.702               6.701
99.906250                   6.700               6.699               6.699               6.699               6.699
99.921875                   6.698               6.697               6.697               6.697               6.696
99.937500                   6.696               6.695               6.695               6.694               6.693
99.953125                   6.694               6.693               6.692               6.692               6.690
99.968750                   6.692               6.691               6.690               6.689               6.688
99.984375                   6.690               6.689               6.688               6.687               6.685
100.000000                  6.688               6.687               6.686               6.684               6.682
100.015625                  6.686               6.685               6.683               6.682               6.679
100.031250                  6.684               6.683               6.681               6.679               6.677
100.046875                  6.682               6.681               6.679               6.677               6.674
100.062500                  6.680               6.679               6.677               6.674               6.671
100.078125                  6.678               6.676               6.674               6.672               6.669
100.093750                  6.676               6.674               6.672               6.669               6.666
100.109375                  6.674               6.672               6.670               6.667               6.663
100.125000                  6.672               6.670               6.667               6.664               6.660
100.140625                  6.671               6.668               6.665               6.662               6.658
100.156250                  6.669               6.666               6.663               6.659               6.655
100.171875                  6.667               6.664               6.661               6.657               6.652
100.187500                  6.665               6.662               6.658               6.654               6.649
100.203125                  6.663               6.660               6.656               6.652               6.647
100.218750                  6.661               6.658               6.654               6.649               6.644
100.234375                  6.659               6.656               6.652               6.647               6.641
100.250000                  6.657               6.653               6.649               6.644               6.638

--------------------------------------------------------------------------------------------------------------------------
WAL                         12.13               10.82                9.64                8.55                7.49
Principal Window        Aug11 - May17       May10 - Jan16       May09 - Dec14       Jun08 - Dec13       Apr07 - Feb13
--------------------------------------------------------------------------------------------------------------------------



CREDIT|FIRST
SUISSE|BOSTON                                                                9

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


CLASS A-5 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $32,000,000.00       Delay               6
Coupon              7.25                 Dated               6/1/2002
Settle              6/21/2002            First Payment       7/7/2002
--------------------------------------------------------------------------------------------------------------------------


Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.750000                   7.375               7.376               7.377               7.377               7.378
99.765625                   7.373               7.374               7.375               7.375               7.376
99.781250                   7.371               7.372               7.373               7.373               7.374
99.796875                   7.370               7.370               7.371               7.371               7.372
99.812500                   7.368               7.368               7.369               7.369               7.370
99.828125                   7.366               7.366               7.367               7.367               7.367
99.843750                   7.364               7.365               7.365               7.365               7.365
99.859375                   7.363               7.363               7.363               7.363               7.363
99.875000                   7.361               7.361               7.361               7.361               7.361
99.890625                   7.359               7.359               7.359               7.359               7.359
99.906250                   7.357               7.357               7.357               7.357               7.357
99.921875                   7.355               7.355               7.355               7.355               7.354
99.937500                   7.354               7.353               7.353               7.353               7.352
99.953125                   7.352               7.351               7.351               7.351               7.350
99.968750                   7.350               7.350               7.349               7.348               7.348
99.984375                   7.348               7.348               7.347               7.346               7.346
100.000000                  7.347               7.346               7.345               7.344               7.344
100.015625                  7.345               7.344               7.343               7.342               7.341
100.031250                  7.343               7.342               7.341               7.340               7.339
100.046875                  7.341               7.340               7.339               7.338               7.337
100.062500                  7.340               7.338               7.337               7.336               7.335
100.078125                  7.338               7.337               7.335               7.334               7.333
100.093750                  7.336               7.335               7.333               7.332               7.330
100.109375                  7.334               7.333               7.331               7.330               7.328
100.125000                  7.333               7.331               7.329               7.328               7.326
100.140625                  7.331               7.329               7.327               7.326               7.324
100.156250                  7.329               7.327               7.326               7.324               7.322
100.171875                  7.327               7.325               7.324               7.322               7.320
100.187500                  7.325               7.324               7.322               7.320               7.317
100.203125                  7.324               7.322               7.320               7.317               7.315
100.218750                  7.322               7.320               7.318               7.315               7.313
100.234375                  7.320               7.318               7.316               7.313               7.311
100.250000                  7.318               7.316               7.314               7.311               7.309

--------------------------------------------------------------------------------------------------------------------------
WAL                         14.88               13.54               12.46               11.46               10.63
Principal Window        May17 - May17       Jan16 - Jan16       Dec14 - Dec14       Dec13 - Dec13       Feb13 - Feb13
--------------------------------------------------------------------------------------------------------------------------



CREDIT|FIRST
SUISSE|BOSTON                                                                10

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


CLASS M-1 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $32,000,000.00       Delay               6
Coupon              7.35                 Dated               6/1/2002
Settle              6/21/2002            First Payment       7/7/2002
--------------------------------------------------------------------------------------------------------------------------


Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.750000                   7.482               7.483               7.483               7.484               7.484
99.765625                   7.480               7.480               7.481               7.481               7.482
99.781250                   7.478               7.478               7.478               7.479               7.479
99.796875                   7.475               7.476               7.476               7.476               7.477
99.812500                   7.473               7.473               7.474               7.474               7.474
99.828125                   7.471               7.471               7.471               7.471               7.472
99.843750                   7.468               7.469               7.469               7.469               7.469
99.859375                   7.466               7.466               7.466               7.466               7.466
99.875000                   7.464               7.464               7.464               7.464               7.464
99.890625                   7.461               7.461               7.461               7.461               7.461
99.906250                   7.459               7.459               7.459               7.459               7.459
99.921875                   7.457               7.457               7.456               7.456               7.456
99.937500                   7.455               7.454               7.454               7.454               7.454
99.953125                   7.452               7.452               7.452               7.451               7.451
99.968750                   7.450               7.450               7.449               7.449               7.448
99.984375                   7.448               7.447               7.447               7.446               7.446
100.000000                  7.445               7.445               7.444               7.444               7.443
100.015625                  7.443               7.442               7.442               7.441               7.441
100.031250                  7.441               7.440               7.439               7.439               7.438
100.046875                  7.438               7.438               7.437               7.436               7.436
100.062500                  7.436               7.435               7.435               7.434               7.433
100.078125                  7.434               7.433               7.432               7.431               7.430
100.093750                  7.431               7.430               7.430               7.429               7.428
100.109375                  7.429               7.428               7.427               7.426               7.425
100.125000                  7.427               7.426               7.425               7.424               7.423
100.140625                  7.425               7.423               7.422               7.421               7.420
100.156250                  7.422               7.421               7.420               7.419               7.418
100.171875                  7.420               7.419               7.417               7.416               7.415
100.187500                  7.418               7.416               7.415               7.414               7.413
100.203125                  7.415               7.414               7.413               7.411               7.410
100.218750                  7.413               7.412               7.410               7.409               7.407
100.234375                  7.411               7.409               7.408               7.406               7.405
100.250000                  7.408               7.407               7.405               7.404               7.402

--------------------------------------------------------------------------------------------------------------------------
WAL                         10.19                9.69                9.28                8.90                8.57
Principal Window        Sep07 - May17       Oct07 - Jan16       Nov07 - Dec14       Dec07 - Dec13       Jan08 - Feb13
--------------------------------------------------------------------------------------------------------------------------



CREDIT|FIRST
SUISSE|BOSTON                                                                11

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


CLASS B-1 - PRICE/YIELD
--------------------------------------------------------------------------------------------------------------------------
Balance             $32,000,000.00       Delay               6
Coupon              7.41                 Dated               6/1/2002
Settle              6/21/2002            First Payment       7/7/2002
--------------------------------------------------------------------------------------------------------------------------


Price                      175 MHP             200 MHP             225 MHP             250 MHP             275 MHP

--------------------------------------------------------------------------------------------------------------------------
99.750000                   7.549               7.549               7.549               7.549               7.550
99.765625                   7.546               7.546               7.546               7.546               7.547
99.781250                   7.543               7.543               7.543               7.543               7.544
99.796875                   7.540               7.540               7.540               7.540               7.541
99.812500                   7.537               7.537               7.537               7.537               7.538
99.828125                   7.534               7.534               7.534               7.535               7.535
99.843750                   7.531               7.531               7.531               7.532               7.532
99.859375                   7.528               7.528               7.529               7.529               7.529
99.875000                   7.526               7.526               7.526               7.526               7.526
99.890625                   7.523               7.523               7.523               7.523               7.523
99.906250                   7.520               7.520               7.520               7.520               7.520
99.921875                   7.517               7.517               7.517               7.517               7.517
99.937500                   7.514               7.514               7.514               7.514               7.514
99.953125                   7.511               7.511               7.511               7.511               7.511
99.968750                   7.508               7.508               7.508               7.508               7.508
99.984375                   7.505               7.505               7.505               7.505               7.505
100.000000                  7.502               7.502               7.502               7.502               7.502
100.015625                  7.499               7.499               7.499               7.499               7.499
100.031250                  7.496               7.496               7.496               7.496               7.496
100.046875                  7.494               7.493               7.493               7.493               7.493
100.062500                  7.491               7.490               7.490               7.490               7.490
100.078125                  7.488               7.487               7.487               7.487               7.487
100.093750                  7.485               7.484               7.484               7.484               7.484
100.109375                  7.482               7.481               7.481               7.481               7.481
100.125000                  7.479               7.478               7.478               7.478               7.478
100.140625                  7.476               7.476               7.475               7.475               7.475
100.156250                  7.473               7.473               7.472               7.472               7.472
100.171875                  7.470               7.470               7.469               7.469               7.469
100.187500                  7.467               7.467               7.466               7.466               7.466
100.203125                  7.465               7.464               7.463               7.463               7.463
100.218750                  7.462               7.461               7.460               7.460               7.460
100.234375                  7.459               7.458               7.457               7.457               7.457
100.250000                  7.456               7.455               7.454               7.454               7.454

--------------------------------------------------------------------------------------------------------------------------
WAL                         7.21                 7.09                7.00                6.93                6.89
Principal Window        Sep07 - Mar12       Oct07 - Nov11       Nov07 - Jul11       Dec07 - May11       Jan08 - Feb11
--------------------------------------------------------------------------------------------------------------------------



CREDIT|FIRST
SUISSE|BOSTON                                                                12

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


CLASS B-2 - PRICE/YIELD
---------------------------------------------------------------------------------------------------------------------------------
Balance               $32,000,000.00       Delay                6
Coupon                8.59                 Dated                6/1/2002
Settle                6/21/2002            First Payment        7/7/2002
---------------------------------------------------------------------------------------------------------------------------------


Price                        175 MHP              200 MHP              225 MHP              250 MHP               275 MHP

---------------------------------------------------------------------------------------------------------------------------------
99.750000                     8.759                8.760                8.760                8.761                 8.761
99.765625                     8.757                8.758                8.758                8.759                 8.759
99.781250                     8.755                8.755                8.756                8.756                 8.757
99.796875                     8.753                8.753                8.754                8.754                 8.754
99.812500                     8.751                8.751                8.751                8.752                 8.752
99.828125                     8.749                8.749                8.749                8.749                 8.749
99.843750                     8.747                8.747                8.747                8.747                 8.747
99.859375                     8.745                8.745                8.745                8.745                 8.745
99.875000                     8.743                8.743                8.743                8.742                 8.742
99.890625                     8.741                8.740                8.740                8.740                 8.740
99.906250                     8.739                8.738                8.738                8.738                 8.738
99.921875                     8.737                8.736                8.736                8.736                 8.735
99.937500                     8.734                8.734                8.734                8.733                 8.733
99.953125                     8.732                8.732                8.731                8.731                 8.730
99.968750                     8.730                8.730                8.729                8.729                 8.728
99.984375                     8.728                8.728                8.727                8.726                 8.726
100.000000                    8.726                8.725                8.725                8.724                 8.723
100.015625                    8.724                8.723                8.723                8.722                 8.721
100.031250                    8.722                8.721                8.720                8.719                 8.719
100.046875                    8.720                8.719                8.718                8.717                 8.716
100.062500                    8.718                8.717                8.716                8.715                 8.714
100.078125                    8.716                8.715                8.714                8.713                 8.711
100.093750                    8.714                8.713                8.711                8.710                 8.709
100.109375                    8.712                8.711                8.709                8.708                 8.707
100.125000                    8.710                8.708                8.707                8.706                 8.704
100.140625                    8.708                8.706                8.705                8.703                 8.702
100.156250                    8.706                8.704                8.703                8.701                 8.700
100.171875                    8.704                8.702                8.700                8.699                 8.697
100.187500                    8.702                8.700                8.698                8.696                 8.695
100.203125                    8.699                8.698                8.696                8.694                 8.692
100.218750                    8.697                8.696                8.694                8.692                 8.690
100.234375                    8.695                8.693                8.692                8.690                 8.688
100.250000                    8.693                8.691                8.689                8.687                 8.685

---------------------------------------------------------------------------------------------------------------------------------
WAL                           13.23                12.31                11.56                10.86                 10.25
Principal Window          Mar12 - May17        Nov11 - Jan16        Jul11 - Dec14        May11 - Dec13         Feb11 - Feb13
---------------------------------------------------------------------------------------------------------------------------------



CREDIT|FIRST
SUISSE|BOSTON                                                                13

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


DESCRIPTION OF STATISTICAL COLLATERAL

   TOTAL STATISTICAL COLLATERAL POOL

----------------------------------------------------------------------------------------------------------------
  Cut off Date of Tape                                           April 25, 2002

  Number of loans                                                19,273
  Aggregate Unpaid Principal Balance*                            $810,920,268.59
  Aggregate Original Principal Balance                           $881,648,125.81

  Weighted Average Gross Coupon                                  10.117%
  Gross Coupon Range                                             2.910% - 18.010%

  Average Unpaid Principal Balance                               $42,075.46
  Average Original Principal Balance                             $45,745.25

  Maximum Unpaid Principal Balance                               $436,325.38
  Minimum Unpaid Principal Balance                               $4,802.01

  Maximum Original Principal Balance                             $457,580.61
  Minimum Original Principal Balance                             $6,990.90

  Weighted Average Stated Rem. Term (PTD to Mat Date)            260
  Stated Rem Term Range                                          1 - 360

  Weighted Average Age                                           44
  Age Range                                                      0 - 214

  Weighted Average Original Term                                 304
  Original Term Range                                            36 - 360

  Greatest Zip Code Concentration                                89433 (0.5%)
  Loan Count                                                     76
  Balance                                                        $3,744,522.31

  New Loans                                                      $526,370,250.49 (64.91%)
  Used Loans                                                     $210,117,877.22 (25.91%)
  Repo-Refi Loans                                                $74,432,140.88 (9.18%)

  Double-wide homes                                              $611,369,097.03 (75.39%)
  Single-wide homes                                              $199,551,171.56 (24.61%)

  Land-home mortgage                                             $246,604,988.58 (30.41%)
  Land-in-lieu mortgage                                          $4,493,553.49 (0.55%)
  Manufactured home only contract                                $559,821,726.52 (69.04%)

  Weighted Average Loan-to-Value**                               90.702%

  Fixed Rate Collateral                                          $795,231,757.24 (98.07%)
  Adjustable Rate Collateral                                     $15,688,511.35 (1.93%)
----------------------------------------------------------------------------------------------------------------
*  Actual pool will be approximately $800 million
** Based on a Pool Sample of 377 loans (see page 18 for further discussion)



CREDIT|FIRST
SUISSE|BOSTON                                                                14

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


Geographical Distribution of Manufactured Homes as of Origination


---------------------------------------------------------------------------------------------------------
                                                                                           Percent
                                                          Aggregate Principal      of Aggregate Principal
                               Number of Contracts as    Balance Outstanding as    Balance Outstanding as
State                             of Cut-off Date           of Cut-off Date            of Cut-off Date
---------------------------------------------------------------------------------------------------------
Alabama                                   594                 $18,996,082.06                2.34%
Arizona                                   367                  18,671,978.08                2.30
Arkansas                                  144                   5,182,701.83                0.64
California                              1,630                  74,107,934.92                9.14
Colorado                                  183                   9,858,459.67                1.22
Connecticut                                 2                      82,134.86                0.01
Delaware                                   13                     512,672.13                0.06
Florida                                 1,302                  50,115,477.48                6.18
Georgia                                 1,049                  34,609,103.75                4.27
Idaho                                     315                  16,966,284.02                2.09
Illinois                                   67                   2,395,719.22                0.30
Indiana                                   137                   4,973,596.79                0.61
Iowa                                       60                   1,710,880.53                0.21
Kansas                                    203                   8,791,534.73                1.08
Kentucky                                  371                  12,180,600.56                1.50
Louisiana                                 742                  26,011,157.70                3.21
Maine                                       8                     435,477.38                0.05
Maryland                                   16                     531,332.19                0.07
Massachusetts                               1                      29,257.03                *
Michigan                                  777                  26,177,095.08                3.23
Minnesota                                  33                     915,811.30                0.11
Mississippi                               371                  12,163,102.05                1.50
Missouri                                  364                  13,566,990.79                1.67
Montana                                    35                   1,452,679.69                0.18
Nebraska                                   18                     557,663.78                0.07
Nevada                                    557                  28,856,810.81                3.56
New Hampshire                               6                     259,895.70                0.03
New Jersey                                 10                     352,784.04                0.04
New Mexico                                518                  22,301,085.62                2.75
New York                                  198                   9,067,310.15                1.12
North Carolina                          1,299                  54,294,660.82                6.70
North Dakota                                3                     123,154.21                0.02
Ohio                                      418                  15,936,050.20                1.97
Oklahoma                                  576                  21,351,640.19                2.63
Oregon                                    880                  51,374,529.12                6.34
Pennsylvania                              170                   6,203,850.50                0.77
South Carolina                            921                  34,741,647.48                4.28
South Dakota                               50                   2,153,554.53                0.27
Tennessee                                 419                  20,059,646.61                2.47
Texas                                   3,116                 124,656,584.93               15.37
Utah                                      160                   9,025,007.84                1.11
Vermont                                    17                     816,208.77                0.10
Virginia                                  240                  10,548,501.67                1.30
Washington                                684                  48,197,980.82                5.94
Washington DC                               1                      43,577.81                0.01
West Virginia                             102                   3,829,242.63                0.47
Wisconsin                                  21                     548,891.61                0.07
Wyoming                                   105                   5,181,924.91                0.64
-------                                   ---                   ------------                ----
Total:                                 19,273                $810,920,268.59              100.00%
---------------------------------------------------------------------------------------------------------
*less than 0.005%



CREDIT|FIRST
SUISSE|BOSTON                                                               15

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


Years of Origination of Contracts


----------------------------------------------------------------------------------------------------------
                                                                                            Percent
                                                         Aggregate Principal        of Aggregate Principal
Year of Origination of        Number of Contracts as   Balance Outstanding as of    Balance Outstanding as
Contracts                        of Cut-off Date              Cut-off Date              of Cut-off Date
----------------------------------------------------------------------------------------------------------
1984                                        1                      $8,449.40                    *
1985                                       11                      88,551.09                    0.01%
1986                                       13                     147,256.35                    0.02
1987                                       20                     251,752.75                    0.03
1988                                      196                   2,038,170.32                    0.25
1989                                      374                   3,844,464.97                    0.47
1990                                      321                   3,998,642.89                    0.49
1991                                       79                   1,178,052.15                    0.15
1992                                      379                   6,198,021.47                    0.76
1993                                      398                   7,681,418.16                    0.95
1994                                      693                  18,207,888.30                    2.25
1995                                      721                  25,342,059.64                    3.13
1996                                      750                  28,856,339.08                    3.56
1997                                    2,706                 128,905,095.36                   15.90
1998                                    4,154                 225,730,170.15                   27.84
1999                                    3,256                 158,181,802.57                   19.51
2000                                    2,886                 112,943,511.64                   13.93
2001                                    2,186                  79,169,475.31                    9.76
2002                                      129                   8,149,146.99                    1.00
----                                      ---                   ------------                    ----
Total:                                 19,273                $810,920,268.59                  100.00%
----------------------------------------------------------------------------------------------------------
*less than 0.005%





Remaining Months to Maturity


-----------------------------------------------------------------------------------------------------------
                                                                                             Percent
                                                            Aggregate Principal      of Aggregate Principal
Remaining Months to           Number of Contracts as    Balance Outstanding as of    Balance Outstanding as
Maturity                         of Cut-off Date              Cut-off Date               of Cut-off Date
-----------------------------------------------------------------------------------------------------------
1 - 72                                   2,205                  $27,329,665.59                 3.37%
73 - 84                                    673                   15,442,228.08                 1.90
85 - 120                                 1,096                   25,059,477.30                 3.09
121 - 156                                1,683                   48,050,941.43                 5.93
157 - 180                                  920                   26,160,088.74                 3.23
181 - 240                                3,122                  108,400,116.12                13.37
241 - 300                                3,769                  163,579,920.65                20.17
301 - 360                                5,805                  396,897,830.68                48.94
---------                                -----                  --------------                -----
Total:                                  19,273                 $810,920,268.59               100.00%
-----------------------------------------------------------------------------------------------------------




CREDIT|FIRST
SUISSE|BOSTON                                                               16

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


Distribution of Original Contract Amounts



-----------------------------------------------------------------------------------------------------------
                                                                                               Percent
                                                           Aggregate Principal        of Aggregate Principal
Distribution of Original       Number of Contracts       Balance Outstanding as       Balance Outstanding as
Amounts                         as of Cut-off Date           of Cut-off Date             of Cut-off Date
-----------------------------------------------------------------------------------------------------------
$5,000.01 - $10,000.00                     57                     $373,421.77                  0.05%
$10,000.01 - $15,000.00                   559                    5,332,073.37                  0.66
$15,000.01 - $20,000.00                 1,231                   15,837,952.91                  1.95
$20,000.01 - $25,000.00                 1,851                   33,030,134.68                  4.07
$25,000.01 - $30,000.00                 2,120                   49,786,187.99                  6.14
$30,000.01 - $35,000.00                 2,231                   64,346,109.88                  7.93
$35,000.01 - $40,000.00                 1,861                   63,431,885.02                  7.82
$40,000.01 - $45,000.00                 1,606                   63,352,084.91                  7.81
$45,000.01 - $50,000.00                 1,339                   59,839,514.02                  7.38
$50,000.01 - $55,000.00                 1,102                   54,669,751.78                  6.74
$55,000.01 - $60,000.00                   999                   54,807,995.36                  6.76
$60,000.01 - $65,000.00                   803                   47,756,566.35                  5.89
$65,000.01 - $70,000.00                   665                   42,996,674.19                  5.30
$70,000.01 - $75,000.00                   536                   36,983,326.39                  4.56
$75,000.01 - $80,000.00                   440                   32,601,230.90                  4.02
$80,000.01 - $85,000.00                   354                   27,825,101.35                  3.43
$85,000.01 - $90,000.00                   297                   24,731,659.28                  3.05
$90,000.01 - $95,000.00                   244                   21,580,611.49                  2.66
$95,000.01 - $100,000.00                  205                   19,068,995.05                  2.35
$100,000.01 - $105,000.00                 155                   15,129,951.81                  1.87
$105,000.01 - $110,000.00                 112                   11,520,295.46                  1.42
$110,000.01 - $115,000.00                  94                   10,131,284.78                  1.25
$115,000.01 - $120,000.00                  60                    6,762,066.90                  0.83
$120,000.01 - $125,000.00                  64                    7,472,819.71                  0.92
$125,000.01 - $130,000.00                  59                    7,245,499.63                  0.89
$130,000.01 - $135,000.00                  43                    5,427,459.81                  0.67
$135,000.01 - $140,000.00                  40                    5,182,313.26                  0.64
$140,000.01 - $145,000.00                  33                    4,507,881.20                  0.56
$145,000.01 - $150,000.00                  20                    2,827,900.46                  0.35
$150,000.01 - $155,000.00                  15                    2,179,832.50                  0.27
$155,000.01 - $160,000.00                  14                    2,080,783.94                  0.26
$160,000.01 - $165,000.00                  13                    1,957,137.20                  0.24
$165,000.01 - $170,000.00                   8                    1,267,764.26                  0.16
$170,000.01 or greater                     43                    8,876,000.98                  1.09
----------------------                     --                    ------------                  ----
Total:                                 19,273                 $810,920,268.59                100.00%
-----------------------------------------------------------------------------------------------------------



CREDIT|FIRST
SUISSE|BOSTON                                                               17

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


Cut-off Date Contract Rates


----------------------------------------------------------------------------------------------------------
                                                                                             Percent
                                                           Aggregate Principal       of Aggregate Principal
                              Number of Contracts as     Balance Outstanding as of    Balance Outstanding as
Cut-off Date Contract Rate       of Cut-off Date              Cut-off Date              of Cut-off Date
----------------------------------------------------------------------------------------------------------
0.001% - 8.000%                        2,274                 $160,056,412.55                  19.74%
8.001% - 9.000%                        1,692                  100,508,808.49                  12.39
9.001% - 10.000%                       2,936                  133,593,734.83                  16.47
10.001% - 11.000%                      3,781                  150,605,839.21                  18.57
11.001% - 12.000%                      3,767                  129,655,508.61                  15.99
12.001% - 13.000%                      3,312                   94,802,491.98                  11.69
13.001% - 14.000%                      1,019                   29,190,012.38                   3.60
14.001% - 15.000%                        382                   10,075,797.30                   1.24
15.001% - 16.000%                         94                    2,118,821.14                   0.26
16.001% - 17.000%                         14                      284,914.25                   0.04
17.001% - 18.000%                          1                       18,437.73                   *
18.001% - 19.000%                          1                        9,490.12                   *
-----------------                          -                        --------                   -
Total:                                19,273                 $810,920,268.59                 100.00%
----------------------------------------------------------------------------------------------------------
*less than 0.005%



Original Loan-to-Value Ratios(1)


----------------------------------------------------------------------------------------------------------
                                                                                        Percent
                                        Number of          Aggregate Principal   of Aggregate Principal
                                       Contracts as        Balance Outstanding     Balance Outstanding as
Original Loan-to-Value Ratio          of Cut-off Date      as of Cut-off Date        of Cut-off Date
----------------------------------------------------------------------------------------------------------
Less than or equal to 60.999%                 3                 $111,776.92               0.73%
61.000% - 65.999%                             2                   67,962.33               0.44
66.000% - 70.999%                             3                  142,051.22               0.93
71.000% - 75.999%                             9                  404,934.34               2.65
76.000% - 80.999%                            21                  856,912.32               5.61
81.000% - 85.999%                            41                1,700,708.76              11.13
86.000% - 90.999%                           112                4,196,320.91              27.45
91.000% - 100.000%                          186                7,804,518.05              51.06
------------------                          ---                ------------              -----
Total:                                      377              $15,285,184.85             100.00%
----------------------------------------------------------------------------------------------------------

(1) Certain information concerning the original loan-to-value ratios for the contracts was not maintained by Associates in its computer systems. As a result, to compile the data contained in the table above, information was manually collected on a statistically significant (95% confidence) sample of 377 files constituting a random sample of the statistical collateral. All amounts presented in the above table is based on this sample of 377 loans, the "Sample Pool." No assurance can be given that the characteristics of the collateral in the Sample Pool are representative of the Contracts in aggregate. The loans in the Sample Pool consist of 377 loans with an aggregate unpaid principal balance as of the Cut-off Date of approximately $15,285,184.85. The weighted average loan-to-value ratio at the time of origination of the Sample Pool was approximately 90.702%.




CREDIT|FIRST
SUISSE|BOSTON                                                               18

                                             VANDERBILT ACQUISITION LOAN TRUST
                  SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2002-1
                                                    $760,000,000 (APPROXIMATE)
------------------------------------------------------------------------------


ADDITIONAL DISCLAIMER
---------------------

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and
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CSFB or its affiliates may provide banking, credit and other financial
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None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and
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CREDIT|FIRST
SUISSE|BOSTON                                                               19